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                                                                      Exhibit 8l

                                     FORM OF
                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                   EFFECTIVE DATE
------------                                                   --------------
A. Sweep Funds

Schwab Money Market Fund                                       May 1, 1993

Schwab Government Money Fund                                   May 1, 1993

Schwab Tax-Exempt Money Fund -- Sweep Class                    May 1, 1993

Schwab Tax-Exempt Money Fund -- Value Advantage Class          June 6, 1995

Schwab California Tax-Exempt Money Fund -- Sweep Class         May 1, 1993

Schwab California Tax-Exempt Money Fund -- Value Advantage
  Class                                                        June 6, 1995

Schwab U.S. Treasury Money Fund                                May 1, 1993

Schwab New York Tax-Exempt Money Fund -- Sweep Class           November 10, 1994

Schwab New York Tax-Exempt Money Fund -- Value Advantage
  Class                                                        June 6, 1995

Schwab Government Cash Reserves Fund                           October 20, 1997

B. Other Funds

Schwab Value Advantage Money Fund                              May 1, 1993

Schwab Institutional Advantage Money Fund                      May 1, 1993

Schwab Retirement Money Fund                                   November 26, 1993



                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By:     ______________________
                                    Name:   William J. Klipp
                                    Title:  Executive Vice President and
                                            Chief Operating Officer


                                    CHARLES SCHWAB & CO., INC.

                                    By:     ______________________
                                    Name:   Colleen M. Hummer
                                    Title:  Senior Vice President


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                                     FORM OF
                               AMENDED SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

         THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                FEE

A.  Sweep Funds:

Schwab Money Market Fund            An annual fee, payable monthly, of twenty
                                    one-hundredths of one percent (.20%) of the Fund's average daily net assets

Schwab Government Money
                                    Fund An annual fee, payable monthly, of
                                    twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

Schwab Tax-Exempt Money Fund        An annual fee, payable monthly, of
                                    twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

Schwab California Tax-Exempt        An annual fee, payable monthly, of twenty
Money Fund                          one-hundredths of one percent (.20%) of the
                                    Fund's average daily net assets

Schwab U.S. Treasury                An annual fee, payable monthly, of twenty
Money Fund                          one-hundredths of one percent (.20%) of the
                                    Fund's average daily net assets

Schwab New York Tax-Exempt          An annual fee, payable monthly, of twenty
Money Fund                          one-hundredths of one percent (.20%) of the
                                    Fund's average daily net assets

Schwab Government Cash Reserves     An annual fee, payable monthly, of twenty
Fund                                one-hundredths of one percent (.20%) of the
                                    Fund's average daily net assets

B.  Other Funds:

Schwab Value Advantage              An annual fee, payable monthly, of twenty
  Money Fund                        one-hundredths of one percent (.20%) of the
                                    Fund's
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                                    average daily net assets

FUND                                FEE

Schwab Institutional Advantage      An annual fee, payable monthly, of twenty
Money Fund                          one-hundredths of one percent (.20%) of the
                                    Fund's average daily net assets

Schwab Retirement Money Fund        An annual fee, payable monthly, of twenty
                                    one-hundredths of one percent (.20%) of the Fund's average daily net assets


                         THE CHARLES SCHWAB FAMILY OF FUNDS

                         By:     _______________________
                         Name:   William J. Klipp
                         Title:  Senior Vice President and
                                 Chief Operating Officer

                         CHARLES SCHWAB & CO., INC.

                         By:     ______________________
                         Name:   Colleen M. Hummer
                         Title:  Senior Vice President